Supplement to the
Fidelity® Blue Chip Growth Fund and Fidelity Blue Chip Value Fund
September 29, 2006
Prospectus

The following information replaces the biographical information for John McDowell and Brian Hanson found in the "Fund Management" section on page 24.

Jennifer Uhrig is vice president and manager of Blue Chip Growth Fund, which she has managed since November 2006. She also manages another Fidelity fund. Since joining Fidelity Investments in 1987, Ms. Uhrig has worked as a research analyst and portfolio manager.

BCF/BCV-06-03 November 20, 2006
1.798338.105